UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

TITAN MACHINERY INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

644 East Beaton Drive, West Fargo ND 58078-2648
(Address of Principal Executive Offices)  (Zip Code)

(701) 356-0130
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders (the "Annual Meeting") of Titan Machinery Inc. (the "Company") held on May 29, 2014, the Company's stockholders approved the Titan Machinery Inc. 2014 Equity Incentive Plan (the "Plan"). The Company’s Board of Directors unanimously approved the Plan on April 8, 2014, subject to stockholder approval. A description of the Plan was set forth in the Company's 2014 Proxy Statement filed with the Securities and Exchange Commission on April 25, 2014 under the heading "Approval of 2014 Equity Incentive Plan (Proposal 4)," which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The votes cast with respect to each item of business properly presented at the Annual Meeting are as follows:

Proposal No. 1 — The stockholders elected each of the three Class I nominees to the Board of Directors for a three-year term.

	Votes For	Votes Withheld	Broker Non-Votes
Tony Christianson	14,987,147	1,414,251	2,668,563
James Irwin	16,000,983	400,415	2,668,563
Theodore Wright	16,074,255	327,143	2,668,563

Proposal No. 2 — The stockholders adopted the non-binding resolution approving the compensation of the Company’s Named Executive Officers as described in the Company’s 2014 Proxy Statement.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,090,604	112,351	198,443	2,668,563

Proposal No. 3 —The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's Registered Independent Public Accounting Firm for the fiscal year ended January 31, 2015.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,981,495	71,152	17,314	0

Proposal No. 4 —The stockholders approved the Company’s 2014 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,133,443	246,467	21,488	2,668,563

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits:

10.1    Titan Machinery Inc. 2014 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2014

TITAN MACHINERY INC.

By	/s/ Mark Kalvoda
Mark Kalvoda
Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

EXHIBIT INDEX
to
FORM 8-K

TITAN MACHINERY INC.

Date of Report:	Commission File No.:
May 29, 2014	001-33866

Exhibit No.	ITEM

10.1	Titan Machinery Inc. 2014 Equity Incentive Plan.